                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 24, 2002
                        ---------------------------------
                        (Date of earliest event reported)

                            ATRIX LABORATORIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                       0-18231                            84-1043826
 ----------------------------      ---------------------        ---------------------------------
 (State or Other Jurisdiction      (Commission File No.)        (IRS Employer Identification No.)
      of Incorporation)


                2579 Midpoint Drive, Fort Collins, Colorado 80525
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (970) 482-5868
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

         On January 24, 2002, Atrix Laboratories, Inc. announced that it had received approval from the U.S. Food and Drug Administration for Eligard(TM) 7.5mg (formerly Leuprogel One-Month Depot), leuprolide acetate for subcutaneous injection for treatment of advanced prostate cancer.

         For more information, see the press release attached hereto as Exhibit 99.1.

Item 7. Exhibits.

         99.1 Press Release dated January 24, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ATRIX LABORATORIES, INC.


                                       By:  /s/ Brian G. Richmond
                                          --------------------------------------
                                          Brian G. Richmond
                                          Chief Financial Officer

Date: February 4, 2002

                                  EXHIBIT INDEX

       EXHIBIT    DESCRIPTION
       -------    -----------
         99.1     Press Release dated January 24, 2002